STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the " Agreement ") is made and entered into as of December 20, 2003 by and among Pete Falvo, an individual (" Seller "), and Mark L. Baum ("Buyer").

Recitals:

A.    Seller owns 15,000,000 shares of common stock of Trading Solutions, Inc., a Nevada corporation (" TSLU " or the " Company ").

B.    Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, 15,000,000 of such shares of common stock of the Company (the " Shares ") at an aggregate purchase price of $15,000 (the " Purchase Price ").

Agreement:

NOW, THEREFORE, in consideration of the covenants set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1.    Purchase of and Sale of Shares .

(a)    Subject to the terms and conditions of this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, the Shares in exchange for the Purchase Price. The closing of such purchase and sale of the Shares (the " Closing ") shall take place on the date first set forth above at such time and place in the State of Utah as Buyer and Seller shall agree. At the Closing, Seller shall deliver to Buyer a stock certificate representing the Shares duly endorsed for transfer from Seller to Buyer. At the Closing, Buyer shall deliver to Seller the Purchase Price, which price shall paid by either wire transfer to an account specified by Seller or check. In addition, each of Buyer and Seller shall deliver such other documents as the other party reasonably deems necessary in order to effect the transaction contemplated by this Agreement.

(b)    Conditions of Closing.
  The purchase of the controlling shares by Buyer at par value for a total of $15,000.
  $190,000 to be paid to reimburse Seller for expenses paid on behalf of TSLU.
  The resignation of TSLU’s sole officer and director.
  The appointment for Mark L. Baum to TSLU’s Board of Directors.
  All of TSLU’s books and records in the possession of Seller will be delivered to Buyer.
  Buyer will be responsible for preparing and filing the appropriate documents with the Securities and Exchange Commission describing the change of control of TSLU, and the 10-KSB for the year-ended September 30, 2003.
(c)    Documents to Be Delivered At Closing .

   Seller shall deliver his stock certificates executed with a medallion signature guarantee.
   Buyer shall deliver the purchase price for the Shares of $15,000, plus $190,000 to reimburse Seller for expenses paid on behalf of TSLU.

2.    Representations and Warranties of Seller . Seller hereby represents and warrants to Buyer the following: The Shares sold pursuant to this Agreement will be, at the closing, free and clear of all liens, security interests, pledges, charges, claims, and encumbrances, None of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares, impair, restrict or delay any voting rights with respect to the Shares. The Shares have not been registered under the Securities Act of 1933, as amended, and the Shares have a restricted legend.

(a)    Seller represents and warrants to Buyer that they are not aware of any investigations of TSLU, its officers or directors by any Federal, State or other governmental authority.

(b)    Seller represents and warrants to Buyer that they will not approve nor take any corporate action between the date of this agreement and the closing date without the express consent of the Buyer.

(c)    The name of the company is Trading Solutions.com, Inc.

(d)    TSLU is domiciled in and is in good standing with the State of Nevada.

(e)    TSLU was incorporated in the State of Nevada on May 14, 1999.

(f)    TSLU has 20,000,000 shares of authorized common stock with a par value of $.001 per share of which there are currently approximately 18,073,500 shares of common stock issued and outstanding with no preferred stock authorized, issued or outstanding.

(g)    TSLU’s stock is currently trading on the OTCBB under the symbol of TSLU.

(h)    There are a total of 15,000,000 restricted common shares available for purchase.

(i)    There are no legal proceedings against TSLU or its directors.

(j)    The latest audited financial statements of TSLU are as of September 30, 2002.

(k)    TSLU’s auditor of record is Andersen, Andersen & Strong, LLC, 941 East 3300 South, Suite 202, Salt Lake City, UT 84115, 801-486-0096.

(l)    TSLU’s stock transfer agent and registrar is Action Stock Transfer Corp., 7069 S. Highland Dr., Suite 300, Salt Lake City, UT 84121, 801-274-1088.

(m)    TSLU is current in all of its public reporting obligations.

(n)    TSLU does not have any outstanding warrants, options or promissory notes.

(o)    Upon closing of this transaction, TSLU will have no liabilities and no assets.

3.    Representations and Warranties of Buyer . Buyer hereby makes the following representations and warranties to Seller and the Company and Buyer agrees to indemnify, hold harmless, and pay all judgments and claims against Seller and the Company from any liability or injury, including, but not limited to, that arising under Federal or state securities laws, incurred as a result of any misrepresentation buyer or any warranties not performed by Buyer.

(a)    This Agreement constitutes Buyer’s valid and legally binding obligation, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights, and rules of law governing specific performance, and Buyer has full power and authority to enter into this Agreement.

(b)    Buyer is the sole and true party in interest and is not purchasing for the benefit of any other person.

(c)    Buyer understands that all books, records and documents of the Company relating to this investment have been and remain available for inspection by Buyer upon reasonable notice. Buyer confirms that all documents requested by Buyer have been made available, and that Buyer has been supplied with all of the additional information concerning this investment that has been requested. In making a decision to purchase the Shares, Buyer has relied exclusively upon information provided by the Company in writing or found in the books, records or documents of the Company, and has not received, or relied upon, an oral or written representation from any other party.

(d)    Buyer is aware that an investment in the Shares is highly speculative and subject to substantial risks. Buyer is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of the complete loss of all funds invested, the loss of any anticipated tax benefits, the lack of a public market, and limited transferability of the Shares which may make the liquidation of this investment impossible for the indefinite future.

(e)    The offer to sell the Shares was directly communicated to Buyer by Seller in such a manner that Buyer was able to ask questions of and receive answers from concerning the terms and conditions of this transaction. At no time was Buyer presented with or solicited by or through any article, notice or other communication published in any newspaper or other leaflet, public promotional meeting, television, radio or other broadcast or transmittal advertisement or any other form of general advertising.

(f)    Buyer, if a corporation, membership, trust or other entity, is authorized and duly empowered to purchase and hold the Shares, has its principal place of business at the address set forth on the signature page and has not been formed for the specific purpose of purchasing the Shares.

(g)    The Shares are being purchased solely for Buyer’s own account, for investment, and are not being purchased with a view to the resale, distribution, subdivision or fractionalization thereof.

(h)    Buyer understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or any other state securities laws in reliance upon exemptions from registration for non-public offerings. Buyer understands that the Shares or any interest therein may not be, and agrees that the Shares or any interest therein, will not be, resold or otherwise disposed of by Buyer unless the Shares are subsequently registered under the Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available. Buyer further understands that each certificate representing the Shares and any other securities issued in respect thereto upon any stock distribution, recapitalization, merger, consolidation or similar event, are expected (unless otherwise permitted by the provisions of this Section or by applicable law) to be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES MAY BE SOLD OR TRANSFERRED ONLY IF THE SHARES ARE REGISTERED UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL
SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

(i)    Buyer has been informed of and understands the following:

(1)    The Company has recently experienced financial difficulties:

(2)    There are substantial restrictions on the transferability of the Shares under the Act; and

(3)    No federal or state agency has made any finding or determination as to the fairness of the Shares for public investment nor any recommendation or endorsement of the Shares.

(j)    None of the following information has ever been represented, guaranteed, or warranted to Buyer expressly or by implication, by Seller, any broker, the Company, or agents or employees of the foregoing, or by any other person:

(1)    The approximate or exact length of time that Buyer will be required to hold the Shares;

(2)    The percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Shares; or

(3)    That the past performance or experience of the Company, or associates, agents, affiliates, or employees of the Company or any other person, will in any way indicate or predict economic results in connection with the purchase of the Shares.

(k)    Buyer is an "accredited investor," as such term is defined on Exhibit A hereto and in Rule 501(a) promulgated under the Securities Act.

(l)    Buyer hereby agrees to indemnify Seller, the Company, its Board of Directors, its Officers, persons who participated in the preparation of the Stock Purchase Agreement, and any person participating in the offering and hold them harmless from and against any and all liability, damage, cost (including legal fees and court costs) and expenses incurred on account of or arising out of:

(1)    Any inaccuracy in the declarations, representations, and warranties herein above set forth;

(2)    The disposition of any of the Shares by Buyer contrary to the foregoing declarations, representations and warranties; and

(3)    Any action, suit or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; (ii) the disposition of any of the Shares; or (iii) the breach by Buyer of any part of this Agreement.

4.    Miscellaneous.

4.1    Entire Agreement . This Agreement, together with its exhibits and any other documents referenced herein, constitute the entire contract between Seller and Buyer relative to the purchase and sale of the Securities and supersede any and all prior or contemporaneous oral or written agreements, understandings and discussions with respect thereto.

4.2          Expenses . Seller and Buyer will bear its own legal and other fees and expenses in connection with the transactions contemplated in this Agreement.

4.3    Counterparts . This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.4    Headings . The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

4.5    Survival of Representations and Warranties . The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and Closing.

4.6    Amendments . Any term or provision of this Agreement may be amended and the observance of any term, condition, or provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by a written instrument signed by the Seller and Buyer, subject also to the requirement that the Company provides written permission to Seller to waive any such term, condition, or provision.

4.7    Severability . If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision was excluded and shall be enforceable in accordance with its terms.

4.8    Acknowledgement as to Counsel . The parties acknowledge and agree that counsel for the Company has prepared this Agreement and the other documents contemplated hereby as counsel to the Company and not as counsel to Seller or Buyer and that the Seller and Buyer have been advised and given opportunity to retain his or its own counsel at his or its own expense.

4.9    Third Party Beneficiary . The Company, although not a direct party to this Agreement, is the intended third-party beneficiary of the representations, warrants and covenants contained in Section 3 of this Agreement and shall have the unlimited right to enforce such provisions. In connection therewith, each of Seller and Buyer hereby consent to the jurisdiction of State and federal courts within the city of Salt Lake City, Utah for any dispute arising of this Agreement to which the Company is a party.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

" Seller "

/s/ PeteFalvo
Pete Falvo, an individual

Acknowledgment

STATE OF UTAH   )
   )ss.
County of Salt Lake                     )

I witnessed the execution of the foregoing instrument by Pete Falvo on December ___, 2003.

NOTARY PUBLIC    _________________________

My Commission Expires:

" Buyer "

/s/ Mark L. Baum
Mark L. Baum

By signing above, Buyer hereby certifies that Buyer is an "accredited investor" in that Buyer satisfies that criteria set forth in paragraph ___ of Exhibit A.

EXHIBIT A

CERTAIN DEFINITIONS

A.    " Accredited Investor " shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1)    Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)    Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3)    Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)    Any director, executive officer, or general partner of the issuers of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)    Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceed $1,000,000;

(6)    Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)    Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered whose purchase is directed by a sophisticated person as described in § 230.506(b)(2)(ii); and

(8)    Any entity in which all of the equity owners are accredited investors.